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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 1999


                                SPAR GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-27824                      33-0684451
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(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File No.)                Identification No.)


19900 MacArthur Boulevard, Suite 900, Irvine, California            92612
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      (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (949) 476-2200


                        PIA MERCHANDISING SERVICES, INC.
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On July 8, 1999, the transactions contemplated by the Agreement and Plan of Merger dated as of February 28, 1999 and amended on May 14, 1999 (as amended, the "Merger Agreement") among SPAR Group, Inc., a Delaware corporation formerly known as PIA Merchandising Services, Inc. (the "Company"), SG Acquisition, Inc., a Nevada corporation and, prior to the consummation of the transactions contemplated by the Merger Agreement, a wholly-owned subsidiary of the Company ("PIA Acquisition"), PIA Merchandising, Co., Inc., a California corporation and a wholly-owned subsidiary of the Company ("PIA Merchandising"), SPAR Acquisition, Inc., a Nevada corporation ("SAI"), SPAR MCI Performance Group, Inc., a Delaware corporation ("SMCI"), SPAR Incentive Marketing, Inc., a Delaware corporation ("SIM"), SPAR Marketing Force, Inc., a Nevada corporation ("SMF"), SPAR Marketing, Inc., a Delaware corporation ("SMI"), SPAR, Inc., a Nevada corporation ("SINC"), SPAR/Burgoyne Retail Services, Inc., an Ohio corporation ("SBRS"), SPAR Marketing, Inc., a Nevada corporation ("SMNEV"), and SPAR Trademarks, Inc., a Nevada corporation ("STM," and together with SMCI, SIM, SMF, SINC, SMI, SBRS, SMNEV and STM, the "SPAR Companies"), were consummated.

         Immediately prior to the consummation of the Merger, SAI owned, directly or indirectly, all of the issued and outstanding capital stock of the SPAR Companies. Pursuant to the Merger Agreement, on July 8, 1999, following the approval of the Company's stockholders at the annual meeting of stockholders held on that date (the "Annual Meeting"), PIA Acquisition merged with and into SAI (the "Merger"), with SAI continuing as the surviving corporation and a wholly-owned subsidiary of the Company. In addition, on July 8, 1999, as part of the transactions contemplated by the Merger Agreement, the Company (a) amended its certificate of incorporation to (i) change its name to "SPAR Group, Inc.",
(ii) increase the number of authorized shares of the Company's common stock, par value $.01 per share (the "Company Common Stock"), from 15,000,000 to 47,000,000 and (iii) delete the prohibition on stockholder action by written consent without a meeting under Delaware law and (b) amended its Amended and Restated 1995 Stock Option Plan (the "1995 Stock Option Plan"), to increase the number of shares of Company Common Stock reserved for issuance upon exercise of stock options granted thereunder from 1.3 million to 3.5 million.

         As a result of the Merger, (a) the holder of each share of SAI common stock issued and outstanding at the effective time of the Merger received one share of Company Common Stock (an aggregate of 12,659,487 million shares of Company Common Stock) and (b) the Company assumed all of the stock options of SAI outstanding at the effective time of the Merger and issued substitute options to acquire 134,114 shares of Company Common Stock, at an exercise price of $.01 per share, to the holders thereof. The Company also issued stock options to acquire an aggregate of approximately 2.1 million shares of Company Common Stock.

         In exchange for their shares of SAI common stock, the existing stockholders of SAI, including the principal stockholders of SAI prior to the Merger, Robert G. Brown and William H.


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Bartels, were issued shares of Company Common Stock and substitute options representing approximately 70% of the outstanding shares of Company Common Stock immediately following the Merger. As a result of the Merger, Robert G. Brown, the new Chairman, Chief Executive Officer, President and a director of the Company, may be deemed to be the beneficial owner, directly or indirectly, of approximately 41.7% of the outstanding shares of the Company Common Stock and Mr. William H. Bartels, the Vice Chairman and a director of the Company, may be deemed to be the beneficial owner of approximately 26.5% of the outstanding shares of the Company Common Stock. An aggregate of 1,245,949 shares of Company Common Stock owned by Messrs. Brown and Bartels, directly or indirectly through their family members, are currently held in escrow pursuant to an indemnity escrow agreement to cover certain indemnity obligations under the Merger Agreement. Neither the Company nor any of its officers, directors, or holders of at least 10% of the Company Common Stock prior to the consummation of the Merger owned, directly or indirectly, any voting securities of SAI.

         In connection with the consummation of the Merger, except for Mr. Patrick W. Collins and Mr. J. Christopher Lewis, all of the Company's seven directors elected at the Annual Meeting resigned from the Board of Directors of the Company. Messrs. Collins and Lewis appointed Messrs. Brown and Bartels and Mr. Robert O. Aders to fill three of the remaining five vacancies on the Board. There are currently two vacancies on the Board.

         The terms and conditions of the Merger, a description of the businesses of the Company prior to and following consummation of the Merger, details about the consideration paid by the Company in connection with the Merger, and further information about the terms of the Merger are contained in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on June 28, 1999. The description of the Merger Agreement in the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by the express terms and provision of the Merger Agreement. A copy of the Merger Agreement is filed as Exhibits 2.1 and 2.2 hereto and is incorporated by reference herein. Copies of the Company's press release dated July 8, 1999 relating to the consummation of the Merger is filed as Exhibit 99.1 to this Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The terms of the Merger were determined in arms-length negotiations between the Company and SAI. For a discussion of the Merger, please see Item 1 above and the information set forth in the Definitive Proxy Statement. The information related to this transaction which would otherwise be required to be reported under Item 2 is not provided herein pursuant to General Instructions
B.3. of Form 8-K as substantially the same information required by Item 2 has been "previously reported" (as defined in Rule 12b-2) by the Company in connection with the Definitive Proxy Statement.


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FORWARD-LOOKING INFORMATION

         This Form 8-K contains forward-looking statements, which are generally identified by words such as "may," "might", "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Those statements may appear in a number of places in this Form 8-K and include statements regarding the intent, belief, expectation, strategies or projections of the Company and its management at that time. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the forward-looking statements. These risks and uncertainties, many of which are not within the Company's control, include, but are not limited to, the uncertainty of potential operating difficulties, the dependence on key personnel, the possible impact of competitive products and pricing, the Company's continued ability to finance its operations, general economic conditions and the achievement and maintenance of profitable operations and positive cash flow. Forward-looking statements speak only as of the date made, and neither the Company nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materialize, the current expectations of the Company and its management will not be recognized.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The financial information required by this Item 7 is not included in this initial report on Form 8-K, but will be filed as an amendment to this report not later than 60 days after the date that this initial report on Form 8-K must be filed.


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         (c)      Exhibits.

      Exhibit
        No.                              Description
      -------                            -----------
        2.1         Agreement and Plan of Merger dated as of February 28, 1999 among the Company, SAI, PIA Merchandising, PIA Acquisition and the SPAR Companies (incorporated by reference to Exhibit
                    10.10 of the Company's Form 10-K, filed with the Securities and Exchange Commission on March 31, 1999).

        2.2 First Amendment to Agreement and Plan of Merger dated as of May 14, 1999, among the Company, SAI, PIA Merchandising, PIA
                    Acquisition and the SPAR Companies (incorporated by reference to Exhibit 10.13 of the Company's Form 10- K/A, filed with the Securities and Exchange Commission on May 25,
                    1999).

       99.1         Press Release of the Company dated July 8, 1999.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 1999

                                      SPAR Group, Inc.

                                      By:  /s/ Cathy L. Wood
                                           -------------------------------------
                                           Cathy L. Wood
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

      Exhibit
        No.                              Description
      -------                            -----------
        2.1         Agreement and Plan of Merger dated as of February 28, 1999 among the Company, SAI, PIA Merchandising, PIA Acquisition and the SPAR Companies (incorporated by reference to Exhibit
                    10.10 of the Company's Form 10-K, filed with the Securities and Exchange Commission on March 31, 1999).

        2.2 First Amendment to Agreement and Plan of Merger dated as of May 14, 1999, among the Company, SAI, PIA Merchandising, PIA
                    Acquisition and the SPAR Companies (incorporated by reference to Exhibit 10.13 of the Company's Form 10- K/A, filed with the Securities and Exchange Commission on May 25,
                    1999).

       99.1         Press Release of the Company dated July 8, 1999.